UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  February 10, 2014

LAMPERD LESS LETHAL INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

333-84976
(Commission File Number)

98-0358040
(IRS Employer Identification No.)

1200 Michener Road, Sarnia, Ontario, Canada N7S 4B1
(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code (519) 344-4445

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 8.01. Other Events

Lamperd Less Lethal Receives Purchase Order from Canadian Government for Ultra-Light Launchers

Lamperd Less Lethal, Inc. (OTC Pink: LLLI), a manufacturer of less lethal weapons and ammunition for defensive purposes, today announced the receipt of a purchase order from the Canadian Government to supply 350 Ultra-Light 40MM Single-Shot Grenade Launchers. Under the agreement, the company will supply 250 launchers by March 31, 2014 with the remaining 100 to be delivered at a later date. "The Canadian government's purchase order represents the first of many for our new ultra-light launchers," said Barry Lamperd, President of Lamperd Less Lethal Inc. "The new launchers have generated excitement among police and military forces who have tested the products and we believe they could become a new industry standard."The new Ultra-Light Single-Shot Launchers are made from a high-performance composite material and weigh just 3.7 pounds. The Company is also preparing to  release a new Ultra-Light Multi-Shot Launcher that weighs just 5.4 pounds. Both are the lightest of their kind in the industry. In addition to the purchase order from the Canadian Government, the Company is in communication with a large military end user that has expressed interest in both single- and multi-shot launchers.

About Lamperd Less Lethal, Inc.
Lamperd Less Lethal, Inc. is a manufacturer of less lethal weapons and ammunition for defensive purposes. Lamperd has a range of state of the art products to fit all defensive purposes.
This press release contains forward-looking statements relating to Lamperd Less Lethal, Inc. Lamperd Less Lethal, Inc. undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes in future operating results.
Safe Harbor for Forward-Looking Statements
This news release includes forward-looking statements. While these statements are made to convey to the public the company's progress, business opportunities and growth prospects, readers are cautioned that such forward-looking statements represent management's opinion. Whereas management believes such representations to be true and accurate based on information and data available to the company at this time, actual results may differ materially from those described. The company's operations and business prospects are always subject to risk and uncertainties. Important factors that may cause actual results to differ are and will be set forth in the company's periodic filings with the U.S. Securities and Exchange Commission.

Contact
Lamperd Less Lethal
Barry Lamperd
519-344-4445
President

Stock Ticker : LLLI        For more information on LLLI products, please visit our web site at www.lamperdtraining.com.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAMPERD LESS LETHAL INC.

/s/ Barry Lamperd
Barry Lamperd
President

Date: February 10, 2014